Exhibit 10.5

Common Stock Lock-Up Agreement

Date: September 2, 2021

Maxim Group LLC

405 Lexington Avenue

New York, NY 10174

Ladies and Gentlemen:

As an inducement to Maxim Group LLC (the “Underwriter”), to execute an underwriting agreement (the “Underwriting Agreement”), in its capacity as Underwriter, providing for a public offering (the “Offering”) of common stock, par value $0.001 per share (the “Common Stock”), or other securities, of NexGel, Inc., a Delaware corporation, and any successor (by merger or otherwise) thereto (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of the Underwriter during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not: (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock; or (4) publicly disclose the intention to do any of the foregoing.

The undersigned agrees that the foregoing restrictions preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to or derives any significant part of its value from such securities.

The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the dates as follows: (i) through the date that is fifty-nine (59) days after the date of the final prospectus supplement used to sell the Common Stock (or other securities) in the Offering pursuant to the Underwriting Agreement (the “Effective Date”), the lock-up will apply to one hundred percent (100%) of the Undersigned’s Securities, (ii) during the period beginning on the date that is sixty (60) days after the Effective Date and continuing through the date that is one hundred nineteen (119) days after the Effective Date, the lock-up will apply to only eighty percent (80%) of the Undersigned’s Securities, and (iii) during the period beginning on the date that is one hundred twenty (120) days after the Effective Date and continuing through the date that is one hundred eighty (180) days after the Effective Date, the lock-up will apply to only sixty-five percent (65%) of the Undersigned’s Securities (collectively, the “Lock-Up Thresholds”); provided; however; the undersigned may exceed the Lock-Up Thresholds on any trading days during which Common Stock is sold in the market at a per share price which equals or exceeds two (2) times in the per share price of the Common Stock initially sold pursuant to the Offering so long as the number of the Undersigned’s Securities sold during such trading day do not exceed ten percent (10%) of the total number of shares of the Common Stock traded in the market during such trading day. Subsequent to one hundred eighty (180) days from the Effective Date, none of the Undersigned’s Securities will be subject to the restrictions set forth in this Lock-Up Agreement.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (2) as distributions of shares of Common Stock or any security convertible into or exercisable for Common Stock to limited partners, limited liability company members or stockholders of the undersigned, (iv) if the undersigned is a trust, transfers to the beneficiary of such trust, (v) by testate succession or intestate succession or (vi) pursuant to the Underwriting Agreement; provided, in the case of clauses (i) through (v), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Underwriter to be bound by the terms of this Lock-Up Agreement and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, nor more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that such restrictions shall apply to any of the Undersigned’s Securities issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the SEC or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that upon request, the undersigned will execute any additional documents necessary to ensure the validity or enforcement of this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company notifies the Underwriter that it does not intend to proceed with the Offering, (ii) the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock (or other securities) to be sold thereunder or

(iii) the Offering is not completed by December 31, 2021.

The undersigned understands that the Underwriter is entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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Very truly yours,

Printed Name of Holder

Signature

Printed Name and Title of Person Signing
(if signing as custodian, trustee or on behalf of an entity)

[Signature Page to Lock-Up Agreement]

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